                               John Hancock Funds
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   GOVERNMENT
                                     INCOME
                                      FUND

                                  ANNUAL REPORT

                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles L. Ladner*
                                 Leo E. Linbeck*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                 John P. Toolan*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                      Vice President and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                               CHAIRMAN'S MESSAGE


[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

     On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

     We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

     Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

     Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

               BY BARRY H. EVANS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK

                             GOVERNMENT INCOME FUND

         DECLINING INTEREST RATES PROLONG BOND MARKET RALLY DURING 1995;
          TAME INFLATION BODES WELL FOR BOND MARKET IN 1996 AND BEYOND

In late summer 1995, shareholders of the John Hancock Government Securities Fund approved the merger of their fund with the John Hancock Government Income Fund. The merger was effective September 15, 1995.

     Bond investors who struggled through a miserable 1994 have been rewarded handsomely so far in 1995. Spurred by evidence of a "soft landing" for the economy -- slower growth, muted inflation and no signs of recession -- the bond market rallied throughout the Fund's fiscal year as interest rates fell and bond prices rose.

[A 2 1/4" x 3" photo of Barry Evans at bottom right. Caption reads: "Barry H. Evans, Portfolio Manager."]

THE BEST OF TIMES

The rally began late in 1994 amid signs that the Federal Reserve's efforts to slow down the economy, which had been growing at breakneck speed throughout the year, were starting to work. After the yield on the benchmark 30-year Treasury peaked at 8.16% last November, rates began to fall, slowly at first and then more dramatically in February and March. Since January, the 30-year Treasury rose by more than 20% in price. In the second half of the Fund's period, more news of an economic slowdown -- to an average growth rate of 2.5%, down from more than 5% in late 1994 -- caused interest rates to fall further. As a result, investors began to anticipate that the Fed would reverse course from its seven rate hikes in 1994 and early 1995 and lower short-term rates to prevent sluggishness from turning into

                                   [CAPTION]
       "BOND INVESTORS... HAVE BEEN REWARDED HANDSOMELY SO FAR IN 1995."

                   John Hancock Funds - Government Income Fund

[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into four sections. Going from top left to right:
U.S. Government Agencies 40%, Short-Term Investments & Other 3%, U.S. Treasury Bonds 50%, Foreign Government Bonds 7%. Footnote below reads: "As a percentage of net assets on October 31, 1995."]

recession. The Fed did just that in early July, although the market had anticipated it and so bond prices didn't move much. In the last few months of the Fund's fiscal period, there was some volatility in the bond market as investors struggled to measure the success of the Fed's "soft landing" scenario. There were also brief worries in late summer that the economy was heating up. But inflation stayed in check and overall the environment for bonds was good.

     For the year ended October 31, 1995, John Hancock Government Income Fund's Class A and B shares posted total returns of 15.32% and 14.49%, respectively, at net asset value. By comparison, the average general U.S. government fund returned 14.70%, according to Lipper Analytical Services.(1)

MORE TREASURIES, LONGER
DURATION HELP PERFORMANCE

At the beginning of the year, we moved to reposition the Fund to benefit from the falling interest-rate environment, both in income and total return. We increased the Fund's stake in U.S. Treasury securities, from 35% a year ago to 50% at the end of October 1995. We mostly bought Treasuries with maturities of longer than 10 years and they were some of the Fund's best performers. Interest-rate sensitive Treasuries tend to appreciate more in rising markets than other government agency obligations.

     A key to the Fund's performance was its longer-than-average duration of about 5.7 years for most of the period. Duration is a measure of how much a fund's share price will rise and fall with changes in interest rates. When rates are falling and bond prices are rising, it pays to be more aggressive and have a longer duration.

     We kept approximately 41% of the Fund invested in mortgages, although we made some adjustments to enhance the Fund's earnings. Mortgages offer a generally higher level of income than Treasuries, but can suffer more when rates fall, since borrowers tend to pay off their mortgages early to refinance at a lower rate. We replaced lower coupon mortgage-backed securities -- at around 6%-6.5% -- with higher coupon issues at around 8%. And we significantly reduced the Fund's stake in collateralized mortgage obligations, or CMOs, from 23% of the Fund's holdings to 5%. A CMO is a customized piece of a larger pool of mortgage securities that separates cash flows into different classes by length of maturity. At John Hancock Government Income Fund, we focus on the more conservative CMOs. These mortgage investments were one of the Fund's better performers during the period, providing a predictable flow of income without much price volatility. We pared back these holdings late in the period to lock in profits before further rate


                                   [CAPTION]
              "...WE MOVED TO REPOSITION THE FUND TO BENEFIT FROM
                    THE FALLING INTEREST-RATE ENVIRONMENT."

                   John Hancock Funds - Government Income Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 8% from bottom to top, with 16% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 15.32% total return for the John Hancock Government Income Fund, Class A. The second represents the 14.49% total return for John Hancock Government Income Fund, Class B. The third represents the 14.70% total return for the average general U.S. government fund. A footnote below reads: "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information.]

declines could increase mortgage prepayments and impair the CMOs' return potential.

LONG-TERM OPTIMISM, SHORT-TERM CAUTION

The long-term prospects for the bond market remain bright. The economy is growing, but not too fast. Inflation remains tame. Capital spending, which has been the engine driving the latest economic expansion, seems to be slowing and global economies are weak. What's more, consumers -- saddled with high levels of personal debt and not much growth in income -- aren't spending enough money to spur the economy.

     Having said that, we think there could be some volatility in the near term. We're watching Washington to see what kind of a budget deficit plan gets approved and whether the Fed will reduce short-term rates in response. After all the budget talk dies down, there might be an inflation scare in early 1996 as investors focus on recent signs of growth in the leading indicators and higher export levels. And because there's been so much good news all year, the market is more susceptible right now to any piece of bad news.

     So we're taking a more cautious approach for now. In the last three months, we moved the Fund's duration back to a more neutral five-year stance, which also allowed us to lock in profits. We'll keep duration closer to average right now and if there's a spike in commodity prices or economic growth, we'll buy more mortgages to increase yield. The Fund's ability to invest up to 20% of its assets in a broader range of mortgage investments, such as high-quality asset-backed securities and dollar-denominated foreign government bonds, should also give the Fund a greater ability to boost its yield and diversify its risk in the process. But prudence doesn't mean we're changing our long-term view. In fact, we see any market corrections or inflation scares as temporary buying opportunities in an overall environment of declining interest rates. This environment should bode well for bond investors in 1996 and beyond.


                                   [CAPTION]
          "THE LONG-TERM PROSPECTS FOR THE BOND MARKET REMAIN BRIGHT."

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                           CUMMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                     LIFE
                                              ONE        FIVE         OF
                                             YEAR        YEARS       FUND
                                             ----        -----       ----
John Hancock Government Income
  Fund: Class A                              8.07%(1)     N/A        N/A
John Hancock Government Income
  Fund: Class B                              7.51%       44.97%     69.36%(2)


                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                     LIFE
                                              ONE        FIVE         OF
                                             YEAR        YEARS       FUND
                                             ----        -----       ----
John Hancock Government Income
  Fund: Class A                              8.07%(1)     N/A        N/A
John Hancock Government Income
  Fund: Class B                              7.51%        7.71%      7.18%(2)


                                     YIELDS

AS OF OCTOBER 31, 1995

                                                                   SEC 30-DAY
                                                                     YIELD
                                                                   ----------
John Hancock Government Income Fund: Class A                          5.36%
John Hancock Government Income Fund: Class B                          4.91%


                              NOTES TO PERFORMANCE

(1) Class A shares started on September 30, 1994.
(2) Class B shares started on February 23, 1988.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...


The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

[Government Income Fund
Class A shares

Line chart with the heading Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $11,399 as of October 31, 1995. The second line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $11,368 as of October 31, 1995. The third line represents the Government Income Fund after sales charge and is equal to $10,883 as of October 31, 1995.

Government Income Fund
Class B shares*

Line chart with the heading Government Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $19,522 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, before contingent deferred sales charge, and is equal to $17,143 as of October 31, 995.

*No contingent deferred sales charge applicable.]

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   U.S. government and agencies securities
     (cost - $603,825,785) ......................................  $625,777,653
   Foreign government bonds (cost - $50,166,236) ................    47,443,518
   Multi-family mortgage backed bonds
     (cost - $9,790,279) ........................................     9,832,500
   Joint repurchase agreement ($97,000) .........................        97,000
   Corporate savings account ....................................       105,421
                                                                   ------------
                                                                    683,256,092

  Receivable for shares sold ....................................       103,183
  Receivable for investments sold ...............................    18,642,062
  Interest receivable ...........................................    12,206,152
  Receivable for variation margin - Note A ......................        10,031
  Other assets ..................................................       115,586
                                                                   ------------
                    Total Assets ................................   714,333,106
                    -----------------------------------------------------------
LIABILITIES:
  Dividend payable ..............................................       129,004
  Payable for shares repurchased ................................       361,030
  Payable for investments purchased .............................    15,785,402
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ..........................................       434,850
  Accounts payable and accrued expenses .........................        99,462
                                                                   ------------
                    Total Liabilities ...........................    16,809,748
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ...............................................   697,686,152
  Accumulated net realized loss on investments and
   financial futures contracts ..................................   (19,491,372)
  Net unrealized appreciation of investments and
   financial futures contracts ..................................    19,323,152
  Undistributed net investment income ...........................         5,426
                                                                   ------------
                    Net Assets ..................................  $697,523,358
                    ===========================================================

NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial
  interest outstanding - $1,000,000,000 shares
  authorized with $0.01 par value, respectively)
  Class A  - $470,569,527/50,496,527 ............................  $       9.32
  =============================================================================
  Class B - $226,953,831/24,341,348 .............................  $       9.32
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($9.32 x 104.71%) ...................................  $       9.76
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ......................................................  $ 26,331,033
                                                                   ------------

  Expenses:
   Investment management fee - Note B ...........................     1,869,527
   Distribution/service fee - Note B
     Class A ....................................................       147,525
     Class B ....................................................     2,292,294
   Transfer agent fee ...........................................       484,392
   Custodian fee ................................................        76,872
   Auditing fee .................................................        65,587
   Printing .....................................................        44,872
   Trustees' fees ...............................................        30,993
   Advisory board fee ...........................................        25,219
   Legal fees ...................................................        23,474
   Registration and filing fees .................................        23,362
   Miscellaneous ................................................        21,275
                                                                   ------------
                    Total Expenses ..............................     5,105,392
                    -----------------------------------------------------------
                    Net Investment Income .......................    21,225,641
                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments sold .........................    (7,005,257)
  Net realized gain on financial futures contracts ..............       236,316
  Change in net unrealized appreciation/depreciation
   of investments ...............................................    49,821,652
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...............................      (518,532)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .........................    42,534,179
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...................  $ 63,759,820
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Government Income Fund


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YEAR ENDED OCTOBER 31,
                                                                                                     ------------------------------
                                                                                                         1995              1994
                                                                                                     ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income............................................................................  $ 21,225,641      $ 18,739,100
  Net realized loss on investments sold............................................................    (6,768,941)      (12,072,264)
  Change in net unrealized appreciation/depreciation of investments................................    49,303,120       (24,904,672)
                                                                                                     ------------      ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.................................    63,759,820       (18,237,836)
                                                                                                     ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.7182 and $0.0600 per share, respectively).........................................    (4,353,217)           (1,228)
   Class B - ($0.6528 and $0.6500 per share, respectively).........................................   (16,866,998)      (18,621,004)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class B - (none and $0.0200 per share, respectively)............................................      ......            (730,403)
                                                                                                     ------------      ------------
   Total Distributions to Shareholders.............................................................   (21,220,215)      (19,352,635)
                                                                                                     ------------      ------------

FROM FUND SHARE TRANSACTIONS-- NET*................................................................   413,699,323       (14,538,382)
                                                                                                     ------------      ------------

NET ASSETS:
  Beginning of period..............................................................................   241,284,430       293,413,283
                                                                                                     ------------      ------------
  End of period (including undistributed net investment income of $5,426 and none, respectively)...  $697,523,358      $241,284,430
                                                                                                     ============      ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                                1995                              1994
                                                                    ----------------------------     ------------------------------
                                                                      SHARES           AMOUNT           SHARES            AMOUNT
CLASS A**                                                           ----------      ------------     ------------      ------------
  Shares sold.....................................................     316,821      $  2,814,999           25,409      $    223,359
  Shares issued in reorganization - Note D........................  51,435,148       464,795,225         ......            ......
  Shares issued to shareholders in reinvestment of distributions..     217,963         2,023,104               69               606
                                                                    ----------      ------------     ------------      ------------
                                                                    51,969,932       469,633,328           25,478           223,965
  Less shares repurchased.........................................  (1,498,883)      (13,909,339)        ......            ......
                                                                    ----------      ------------     ------------      ------------
  Net increase....................................................  50,471,049      $455,723,989           25,478      $    223,965
                                                                    ==========      ============     ============      ============
CLASS B
  Shares sold.....................................................   2,414,651      $ 21,569,979        4,611,686      $ 43,702,215
  Shares issued in reorganization - Note D........................     243,005         2,166,726         ......            ......
  Shares issued to shareholders in reinvestment of distributions..     973,020         8,764,619        1,061,434         9,872,309
                                                                    ----------      ------------     ------------      ------------
                                                                     3,630,676        32,501,324        5,673,120        53,574,524
  Less shares repurchased.........................................  (6,837,005)      (74,525,990)      (7,326,339)      (68,336,871)
                                                                    ----------      ------------     ------------      ------------
  Net decrease....................................................  (3,206,329)     $(42,024,666)      (1,653,219)     $(14,762,347)
                                                                    ==========      ============     ============      ============

** Class A shares commenced operations on September 30, 1994.

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

                                                                                         FOR THE PERIOD
                                                                                       SEPTEMBER 30, 1994
                                                                                        (COMMENCEMENT OF
                                                                    YEAR ENDED           OPERATIONS) TO
                                                                OCTOBER 31, 1995(a)     OCTOBER 31, 1994
                                                                -------------------    ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................       $   8.75               $ 8.85
                                                                     --------               ------
  Net Investment Income.......................................           0.72                 0.06
  Net Realized and Unrealized Gain (Loss) on



   Investments and Financial Futures Contracts................           0.57                (0.10)
                                                                     --------               ------
   Total from Investment Operations...........................           1.29                (0.04)
                                                                     --------               ------
  Less Distributions:
  Dividends from Net Investment Income........................          (0.72)               (0.06)
                                                                     --------               ------
  Net Asset Value, End of Period..............................       $   9.32               $ 8.75
                                                                     ========               ======
  Total Investment Return at Net Asset Value (b)(c)...........          15.32%               (0.45%)**
  Total Adjusted Investment Return at Net Asset Value (c).....          15.28%               (0.46%)**

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................       $470,569               $  223
  Ratio of Expenses to Average Net Assets (b).................           1.19%                0.12%*
  Ratio of Net Investment Income to Average Net Assets (b)....           7.38%                0.71%*
  Portfolio Turnover Rate.....................................            102%                  92%


THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

FINANCIAL HIGHLIGHTS (continued)

----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                                     -------------------------------------------------------
                                                                     1995(a)      1994        1993        1992        1991
                                                                     --------   --------    --------    --------    --------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..........................     $   8.75   $  10.05    $   9.83    $   9.79    $   9.37
                                                                     --------   ---------   --------    --------    --------
  Net Investment Income.........................................         0.65       0.65        0.70        0.80        0.89
  Net Realized and Unrealized Gain (Loss) on
   Investments and Financial Futures Contracts..................         0.57      (1.28)       0.24        0.03        0.40
                                                                     --------   --------    --------    --------    --------
   Total from Investment Operations.............................         1.22      (0.63)       0.94        0.83        1.29
                                                                     --------   --------    --------    --------    --------
  Less Distributions:
  Dividends from Net Investment Income..........................        (0.65)     (0.65)      (0.72)      (0.79)      (0.87)
  Distributions from Net Realized Gains on Investments
   Sold and Financial Futures Contracts.........................       ......      (0.02)     ......      ......      ......
                                                                     --------   --------    --------    --------    --------
   Total Distributions..........................................        (0.65)     (0.67)      (0.72)      (0.79)      (0.87)
                                                                     --------   --------    --------    --------    --------
  Net Asset Value, End of Period................................     $   9.32   $   8.75    $  10.05    $   9.83    $   9.79
                                                                     ========   ========    ========    ========    ========
  Total Investment Return at Net Asset Value (b)(c).............        14.49%     (6.42%)      9.86%       8.81%      14.38%
  Total Adjusted Investment Return at Net Asset Value (c).......        14.47%     (6.43%)      9.85%       8.66%     ......

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).....................     $226,954   $241,061    $293,413    $225,540    $129,014
  Ratio of Expenses to Average Net Assets (b)...................         1.89%      1.93%       2.00%       2.00%       2.00%
  Ratio of Net Investment Income to Average Net Assets (b)......         7.26%      6.98%       7.06%       8.03%       9.09%
  Portfolio Turnover Rate.......................................          102%        92%        138%        112%        162%

  *Annualized
 **Not annualized

(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(b) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.02%, 0.01%, 0.01% and 0.15% for Class B
    for the years ended October 31, 1995, 1994, 1993 and 1992, respectively.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
------------------------------------------------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
GOVERNMENT INCOME FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN
CATEGORIES: U.S. GOVERNMENT AND AGENCIES SECURITIES, FOREIGN GOVERNMENT BONDS,
MULTI-FAMILY MORTGAGE BACKED BONDS AND SHORT-TERM INVESTMENTS. SHORT-TERM
INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                    PAR VALUE
                                            INTEREST   MATURITY      (000'S         MARKET
ISSUER, DESCRIPTION                           RATE       DATE       OMITTED)         VALUE
-------------------                         --------   --------     ---------       ------
U.S. GOVERNMENT AND AGENCIES SECURITIES
GOVERNMENTAL - U.S. (50.06%)
  Financing Corp.,
   Bond..................................    9.400%    02-08-18      $ 4,000     $  5,201,880
   Bond..................................    9.650     11-02-18        1,600        2,134,000
  Tennessee Valley Authority,
   Pwr Bond 1994 Ser A...................    7.850     06-15-44       13,500       13,927,680
  United States Treasury,
   Bond..................................   15.750     11-15-01       44,340       66,309,140
   Bond..................................   11.625     11-15-02*      23,500       31,122,695
   Bond..................................   11.875     11-15-03*       6,000        8,216,220
   Bond**................................   11.625     11-15-04*      21,150       29,259,756
   Bond..................................   12.750     11-15-10*       7,250       10,797,933
   Bond..................................   12.000     08-15-13*      48,700       73,057,792
   Bond..................................    9.250     02-15-16*       8,000       10,584,960
   Bond..................................    8.875     08-15-17*       3,500        4,498,060
   Bond..................................    8.125     08-15-19*       5,000        6,018,750
   Bond..................................    7.500     11-15-24*       3,000        3,427,500
   Bond..................................    7.625     02-15-25*       6,000        6,965,640
   Note..................................    9.375     04-15-96*      64,700       65,771,432
   Note..................................    6.500     08-15-05*      11,500       11,909,630
                                                                                 ------------
                                                                                  349,203,068
                                                                                 ------------
GOVERNMENTAL - U.S. AGENCIES (39.65%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1094-K......................    7.000     06-15-21        2,300        2,306,463
   CMO REMIC 1218-G......................    4.500     05-15-14        2,000        1,857,500
   CMO REMIC 1408-H......................    6.500     10-15-19        4,754        4,651,848
   CMO REMIC 1634-PN.....................    4.500     12-15-23*      10,575        7,841,997
   CMO REMIC 1667-PE.....................    6.000     03-15-08*      11,750       11,474,580
  Federal Judiciary Office Building,
   Zero Coupon Bond......................    0.000     02-15-01          250          180,325



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

                                                                                       PAR VALUE
                                                             INTEREST   MATURITY        (000'S         MARKET
ISSUER, DESCRIPTION                                            RATE       DATE         OMITTED)         VALUE
-------------------                                          --------   --------       ---------       ------
GOVERNMENTAL - U.S. AGENCIES (CONTINUED)
  Federal National Mortgage Association,
   30 Yr SF Pass Thru Ctf..................................   8.000%    11-01-24 to*   $10,449      $ 10,712,994
                                                                        05-01-25

   30 Yr SF Pass Thru Ctf..................................   8.500     09-01-24 to     18,042        18,700,954
                                                                        10-01-24

   30 Yr SF Pass Thru Ctf..................................  11.875     05-19-00*        6,800         8,348,020
   GTD REMIC Pass Thru Ctf X-225C-TK.......................   6.500     12-25-23*        5,032         4,756,800
   GTD REMIC Pass Thru Ctf 1990-51-H.......................   7.500     05-25-20           200           205,062
   GTD REMIC Pass Thru Ctf 1990-58-J.......................   7.000     05-25-20         3,700         3,675,691

   GTD REMIC Pass Thru Ctf 1990-94-D.......................   6.500     08-25-20         1,660         1,623,165
   GTD REMIC Pass Thru Ctf 1991-56-M.......................   6.750     06-25-21         4,000         3,943,720
   GTD REMIC Pass Thru Ctf 1992-210-H......................   6.500     03-25-19*       10,000         9,821,800
   GTD REMIC Pass Thru Ctf 1994-36-N.......................   6.500     03-25-24*       18,645        17,380,496
   GTD REMIC Pass Thru Ctf 1994-48-E.......................   6.000     11-25-08*        3,685         3,535,278
   GTD REMIC Pass Thru Ctf 1994-51-PV......................   6.000     03-25-04*       20,926        18,663,272
   GTD REMIC Pass Thru Ctf 1994-72-K.......................   6.000     04-25-24         6,389         5,697,835
  Government National Mortgage Association,

   30 Yr SF Pass Thru Ctf..................................   7.000     08-15-23*       15,162        15,068,047
   30 Yr SF Pass Thru Ctf..................................   7.500     05-15-23 to*    75,193        76,245,566
                                                                        09-01-25

   30 Yr SF Pass Thru Ctf..................................   8.000     07-15-23 to*    32,977        33,964,191
                                                                        08-15-24

   30 Yr SF Pass Thru Ctf..................................   8.500     02-15-25*        3,036         3,164,311
   30 Yr SF Pass Thru Ctf..................................  11.000     01-15-14 to*    11,348        12,754,670
                                                                        12-15-15                    ------------
                                                                                                     276,574,585
                                                                                                    ------------
              TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                        (Cost $603,825,785)                            (89.71%)     625,777,653
                                                                                        ------      ------------
FOREIGN GOVERNMENT BONDS
U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS (6.80%)
  Brazil, Republic of,
   Bond DISC ZL............................................   6.812#    04-15-24*        5,000         2,975,000
  British Columbia Hydro and Power Auth.
   Bond Ser FG.............................................  15.000     04-15-11         3,900         4,250,103
   Bond Ser FJ.............................................  15.500     11-15-11         1,700         1,964,299
  Hydro-Quebec Corp.,
   Deb Ser IF..............................................   7.375     02-01-03*        5,500         5,689,255
   Deb Ser HK..............................................   9.375     04-15-30         2,000         2,401,060
   Deb Ser HS..............................................   9.400     02-01-21*        5,000         5,986,350
   Deb Ser FU..............................................  11.750     02-01-12           270           384,218
  International Bank for Reconstruction and Development,
   Thirty Year Bond Ser 1987...............................   9.250     07-15-17*        4,000         5,072,640


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

                                                                                                       PAR VALUE
                                                                             INTEREST   MATURITY        (000'S         MARKET
ISSUER, DESCRIPTION                                                            RATE       DATE         OMITTED)         VALUE
-------------------                                                          --------   --------       ---------       ------
U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS (CONTINUED)
  Landeskreditbank Baden-Wuerttemberg
   Sub Notes...........................................................       7.625%    02-01-23*       $ 7,050     $  7,640,085
  Ontario, Province of,
   30 Year Deb.........................................................      15.125     05-01-11          1,345        1,477,738
   30 Year Deb.........................................................      17.000     11-05-11          5,000        5,835,250
  Saskatchewan, Province of,
   30 Year Deb.........................................................       9.375     12-15-20*         3,000        3,767,520
                                                                                                                    ------------
                                         TOTAL FOREIGN GOVERNMENT BONDS

                                                     (Cost $50,166,236)                                  (6.80%)      47,443,518
                                                                                                        ------      ------------

MULTI-FAMILY MORTGAGE BACKED BONDS (1.41%)
  DLJ Mortgage Acceptance Corp.,
   CMO REMIC 1993-M10-A2...............................................       7.200     07-15-03          4,732        4,849,791
     4,849,791
   CMO REMIC 1993-MF7-A1...............................................       7.400     06-18-03          4,833        4,982,709
                                                                                                                    ------------
                               TOTAL MULTI-FAMILY MORTGAGE BACKED BONDS
                                                      (Cost $9,790,279)                                   (1.41%)      9,832,500
                                                                                                        -------     ------------
                                                  TOTAL LONG TERM BONDS
                                                    (Cost $663,782,300)                                  (97.92%)    683,053,671
                                                                                                        -------     ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.01%)
   Investment in a joint repurchase agreement transaction with
     SBC Capital Markets Inc., Dated 10-31-95, Due 11-01-95
     (secured by U. S. Treasury Bond, 8.750% Due 05-15-17 and
     U.S. Treasury Note, 5.750% Due 09-30-97) Note A...................       5.89      11-01-95             97           97,000
CORPORATE SAVINGS ACCOUNT (0.02%)
   Investors Bank & Trust Company
     Daily Interest Savings
     Account Current Rate 3.00%........................................                                                  105,421
                                                                                                                    ------------
                                           TOTAL SHORT-TERM INVESTMENTS                                   (0.03%)        202,421
                                                                                                        -------     ------------
                                                      TOTAL INVESTMENTS                                  (97.95%)   $683,256,092
                                                                                                        =======     ============

* Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** U.S. Treasury Bonds with a value of $182,614 owned by the Fund were designated as margin deposits for futures contracts at October 31, 1995.
 # Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Series, Inc. (the "Corporation") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Corporation consists of six series portfolios: John Hancock Government Income Fund (collectively the "Fund"), John Hancock Emerging Growth Fund, John Hancock High Yield Tax Free Fund, John Hancock High Yield Bond Fund, John Hancock Money Market Fund and John Hancock Global Resources Fund (collectively the "Funds"). The Board of Directors may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Corporation and Funds changed names by replacing the word Transamerica with John Hancock.

     The Board of Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Board of Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $15,347,195 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires 12/31/2002. The Fund's tax year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract will be valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker will be made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund will recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

     For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At October 31, 1995, open positions in financial futures contracts were as follows:

                                                                    UNREALIZED
                                                                   APPRECIATION/
EXPIRATION                 OPEN CONTRACTS         POSITION        (DEPRECIATION)
----------                 -------------          --------        --------------
DEC 95                   69 Treasury Bond           LONG             $51,781
                                                                     =======

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Board of Directors and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000. This fee structure is consistent with the former agreement with TFMC. For the period ended October 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $1,612,806 and $256,721, respectively, resulting in a total fee of $1,869,527.

     The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended October 31, 1995, JH Funds and TFD received net sales charges of $35,314 with regard to sales of Class A shares. Out of this amount, $6,442 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,090 was paid as commissions to unrelated broker dealers and $1,782 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges amounted to $308,083.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Government Income Fund

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

     The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

     A partner with Baker & Botts was an officer of the Corporation until December 22, 1994. During the period ended October 31, 1995, legal fees paid to Baker & Botts amounted to $2,864.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1995 aggregated $757,830,084 and $343,733,984, respectively.

     The cost of investments (excluding the corporate savings account) owned at October 31, 1995 for Federal income tax purposes was $663,879,300. Gross unrealized appreciation and depreciation of investments aggregated $27,506,612 and $8,235,241, respectively, resulting in net unrealized appreciation of $19,271,371.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Government Securities Trust (JHGST) approved a plan of reorganization between JHGST and the Fund providing for the transfer of substantially all of the assets and liabilities of JHGST to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 51,435,148 Class A shares, and 243,005 Class B shares of John Hancock Government Income Fund for the net assets of JHGST, which amounted to $477,611,353 and $2,257,707 for Class A and Class B shares, respectively, including $12,907,109 of unrealized appreciation, after the close of business at September 15, 1995.

                   John Hancock Funds - Government Income Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Series, Inc. --
John Hancock Government Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Government Income Fund (the "Fund"), (formerly the Transamerica Government Income Fund), one of the portfolios constituting John Hancock Series, Inc. (the "Corporation") (formerly Transamerica Series, Inc.), as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund portfolio of John Hancock Series, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 15, 1995

                             ADDITIONAL INFORMATION

                   John Hancock Funds - Government Income Fund

On December 16, 1994, a special meeting of John Hancock (formerly Transamerica) Series, Inc. (the "Corporation") in respect of John Hancock (formerly Transamerica) Government Income Fund (the "Fund") was held involving the election of directors and certain other matters concerning the Fund.

     Specifically, shareholder's first approved a new investment management agreement between the Trust on behalf of the Fund and John Hancock Advisers, Inc. on substantially similar terms of the prior investment management agreement, to take effect on December 22, 1994, the date of the consummation of Transamerica Fund Management Company by The Berkeley Financial Group. The shareholder votes tallied were 15,124,354 FOR, 150,196 AGAINST and 881,257 ABSTAINING.

     The shareholders next approved new Plans of Distribution for each Class A and Class B shares of the Fund, also effective on December 22, 1994, and also on substantially the same terms as the prior Plans of Distribution. The Class A shareholder votes tallied were 22,521 FOR, 0 AGAINST and 0 ABSTAINING. The Class B shareholder votes tallied were 14,923,421 FOR, 198,460 AGAINST and 1,015,793 ABSTAINING.

     The shareholders also voted to ratify the selection of Ernst & Young, LLP as independent auditors for the Fund for the fiscal year ending April 30, 1995, and the votes tallied were 15,603,163 FOR, 45,420 AGAINST and 640,244 ABSTAINING.

     Lastly, the following directors were elected to serve until their respective successors shall become duly elected and qualified, with the votes tabulated as indicated:

NAME OF DIRECTOR                                          FOR          WITHHOLD
----------------                                          ---          --------
Edward J. Boudreau, Jr.............................    13,583,397      2,688,529
James F. Carlin....................................    13,604,279      2,667,648
William H. Cunningham..............................    13,603,910      2,668,017
Charles L. Ladner..................................    13,600,854      2,671,073
Leo E. Linbeck, Jr.................................    13,596,624      2,675,303
Patricia P. McCarter...............................    13,593,811      2,678,116
Steven R. Pruchansky...............................    13,590,167      2,681,760
Norman H. Smith....................................    13,605,443      2,666,483
John P. Toolan.....................................    13,604,891      2,667,036

                                      NOTES

                   John Hancock Funds - Government Income Fund

                                      NOTES

                   John Hancock Funds - Government Income Fund

                                      NOTES

                   John Hancock Funds - Government Income Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                   Brockton, MA
                                                                  Permit No. 582





[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."



--------------------------------------------------------------------------------

     This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]
                                                                 JHD 5600A 10/95
                                                                           12/95